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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383                95-4352386
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                             77002
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

On July 29, 2005, Cheniere Energy, Inc. issued a press release announcing that its 100% owned affiliate Sabine Pass LNG L.P. has submitted an application to the Federal Energy Regulatory Commission under Section 3 of the Natural Gas Act for authorization to expand the capacity of its liquefied natural gas receiving terminal from 2.6 billion cubic feet per day (Bcf/d) to 4.0 Bcf/d.

Item 9.01     Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated July 29, 2005 (filed herewith)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHENIERE ENERGY, INC.


         Date:  July 29, 2005      By:      /s/ Don A. Turkleson
                                            ---------------------------
                                            Name:  Don A. Turkleson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer



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EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1              Press Release, dated July 29, 2005 (filed herewith)